                                                                    EXHIBIT 99.1

                         Term Sheet Dated June 16, 2000

                       $941,000,000 Offered (approximate)





                                 [CONSECO LOGO]






                      Conseco Finance Securitizations Corp.

                                     Seller



                              Conseco Finance Corp.

                                    Servicer




                Certificates for Home Equity Loans Series 2000-D


--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in light of the same warnings, lack of assurance, and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Neither Lehman Brothers Inc., nor any of its affiliates, make any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any descriptions of the securities or underlying assets, the information contained in the Offering Document).

Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

                         TERM SHEET DATED June 16, 2000
                      Conseco Finance Securitizations Corp.
                Certificates for Home Equity Loans, Series 2000-D
                       $941,000,000 Offered (Approximate)
                               Subject to Revision


SELLER:                    Conseco Finance Securitizations Corp. ("Conseco
                           Securitizations")

SERVICER:                  Conseco Finance Corp. ("Conseco Finance")

TRUSTEE:                   U.S. Bank Trust National Association

LEAD MANAGER:              Lehman Brothers

CO-MANAGERS:               Credit Suisse First Boston, First Union Securities,
                           Merrill Lynch


                              Offered Certificates


--------------------------------------------------------------------------------------------------------------------------
                                Est. WAL    Est. WAL     Est. Prin.      Est. Prin.
            Approx.              (yrs)       (yrs)         Window          Window
             Size                  To          To          (mos)           (mos)        Final Scheduled   Expected Ratings
  Class      ($MM)     Type     Call (1)   Maturity     To Call (1)     To Maturity    Distribution Date    S&P/Moody's
--------- ---------- -------- ----------- ----------- --------------- --------------- ------------------ -----------------
A-1(2)      356.00   Senior      1.00        1.00       1 - 22 (22)     1 - 22 (22)        10/2031           AAA/Aaa
--------- ---------- -------- ----------- ----------- --------------- --------------- ------------------ -----------------
A-2          74.00   Senior      2.00        2.00       22 - 27 (6)     22 - 27 (6)        10/2031           AAA/Aaa
--------- ---------- -------- ----------- ----------- --------------- --------------- ------------------ -----------------
A-3         226.00   Senior      3.00        3.00      27 - 49 (23)    27 - 49 (23)        10/2031           AAA/Aaa
--------- ---------- -------- ----------- ----------- --------------- --------------- ------------------ -----------------
A-4         141.00   Senior      5.00        5.20      49 - 69 (21)    49 - 119 (71)       10/2031           AAA/Aaa
--------- ---------- -------- ----------- ----------- --------------- --------------- ------------------ -----------------
A-5         138.00   Senior      5.71        7.63       69 - 69 (1)    70 - 119 (50)       10/2031           AAA/Aaa
--------- ---------- -------- ----------- ----------- --------------- --------------- ------------------ -----------------
B-1(2)         6.0    Sub.       4.71        6.21      37 - 69 (33)    37 - 123 (87)       10/2031          BBB+/Baa1
--------- ---------- -------- ----------- ----------- ---------------- -------------- ------------------ -----------------

(1) All Offered Certificates are priced to the 20% call, as further described herein.
(2)  Subject to the Available Funds Pass-Through Rate described herein.


                                 Pricing Speed


125% PPC - 100% prepayment assumption assumes a constant prepayment of 4% in month one increased by approximately an additional 1.45% each month to 20% CPR in month twelve, and remaining at 20% CPR thereafter



Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

                                SUMMARY OF TERMS
                                ----------------

Seller:                    Conseco Finance Securitizations Corp.

Servicer:                  Conseco Finance Corp. ("Conseco")

Trustee:                   U.S. Bank Trust National Association

Offering:                  Public: subject to a variance of plus or minus 5.0%.

Underwriters:              Lehman Brothers (Lead),
                           Credit Suisse First Boston (Co),
                           First Union Securities (Co),
                           Merrill Lynch (Co).

Certificate Insurer:       Financial Security Assurance Inc. ("FSA")

Rating Agencies:           Standard & Poors and Moody's Investors Service

Statistical
Calculation Date:          May 31, 2000

Expected Cut-off Date:     The trust will be entitled to receive all
                           payments due after May 31, 2000 for all loans other than the Additional Loans (added prior to closing) and Subsequent Loans (added after closing.).
                           For each Additional Loan, the trust will be entitled to receive all payments due after June 30, 2000. For each Subsequent Loan, the trust will be entitled to receive all payments due after the last day of the calendar month in which the subsequent closing occurs.

Expected Closing Date:     June 28, 2000

Expected Pricing Date:     Week of June 19, 2000

Registration:              The Offered Certificates will be available in
                           book-entry form through DTC.

Non-Offered Class
B-2 Certificates:          $59,000,000 Class B-2 Certificates will not be
                           offered in this transaction.

Record Date:               The business day just before the Payment Date.

Payment Date:              The 15th day of each month (or if such 15th day is
                           not a business day, the next succeeding business day) commencing in July 2000.

Coupon Type:               The Class A-1 Certificates will bear interest at a
                           margin over one-month LIBOR. The other Offered
                           Certificates will bear interest at fixed rates. The
                           Class A-1 and Class B Certificates will be subject to the Available Funds Pass-Through Rate as described herein.

Day Count:                 Class A-1 Certificates: Actual/360 Class A-2, A-3,
                           A-4, A-5, B-1, and B-2 Certificates: 30/360

Denominations:             $1,000 minimum and integral multiples of $1,000 in
                           excess thereof.

Tax Status:                REMIC Election

ERISA: The Class A Certificates are expected to be ERISA eligible. Prospective investors that are pension plans should consult their own counsel with respect to an investment in the Offered Certificates.

SMMEA: The Offered Certificates will not constitute "mortgage related securities" for purposes of SMMEA.

Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

                            -------------------------

Loans: The Loans (the "Loans") will consist primarily of conventional, fully amortizing and balloon, first, second, and third lien, fixed rate closed end, one- to four-family residential home equity loans. The statistical information presented in this Term Sheet is with respect to the Initial Loans (the "Initial Loans") and is based on balances as of the close of business on May 31, 2000. The Initial Loans consist of 6,982 loans, with a principal balance of approximately $ 421,030,597.20.

Additional Collateral:     Between the Statistical Calculation Date and the
                           Expected Closing Date, the Seller expects to deposit
                           Additional Loans ("Additional Loans").

Pre-Funding Feature
and Subsequent Loans:      On the Closing Date, a portion of the proceeds from
                           the sale of the Offered Certificates (the "Pre-Funded
                           Amount") may be deposited with the Trustee in a segregated account (the "Pre-Funding Account") and used by the Trust to purchase subsequent loans (the
                           "Subsequent Loans") during the period (not longer than 90 days) following the Closing Date (the
                           "Pre-Funding Period"). The Pre-Funded Amount is not expected to exceed 25% of the aggregate original principal balances of the Offered Certificates. The
                           Pre-Funded Amount will be reduced during the Pre-Funding Period by the amounts thereof used to fund such purchases. Any amounts remaining in the Pre-Funding Account following the Pre-Funding Period will be paid to the Class A-1 Certificates and if the principal balance of such class has been reduced to zero, then to the Class A-2, Class A-3, Class A-4,
                           Class A-5, Class B-1 and Class B-2 Certificates, in that order of priority.

Final Home Equity
Loan Group:                The final pool of home equity loans in the trust will
                           be based on balances as of the related Cut-off Date.

Source for Calculation
of One-Month LIBOR:        Telerate page 3750.

Servicing Fee Rate:        50 basis points

Distributions:             On each Payment Date distributions on the
                           certificates will be made to the extent of the Amount
                           Available. The "Amount Available" will generally consist of payments made on or in respect of the Loans plus any insured payments made by FSA, and will include amounts otherwise payable to the Servicer (so long as Conseco is the Servicer) as the monthly
                           Servicing Fee and amounts otherwise payable to the Class C Certificates.

Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

                             INTEREST DISTRIBUTIONS
                             ----------------------

Interest on the
Class A, B-1, and B-2
Certificates:              Following payment to FSA of the premium amount with
                           respect to each Payment Date, the Amount Available will be distributed to pay interest as follows:

                                [X]  first, to each class of the Class A
                                     Certificates (A-1, A-2, A-3, A-4, A-5),
                                     pro rata;
                                [X]  then to the Class B-1 Certificates, and
                                [X]  then to the Class B-2 Certificates.

                           Interest will accrue on the outstanding Class A-1 principal balance on an Actual/360 basis. Interest will accrue on the outstanding Class A-2, Class A-3, Class A-4, and Class A-5 principal balances, the Class B-1 adjusted principal balance, and the Class B-2 adjusted principal balance at the related pass-through rate calculated on a 30/360 basis. Interest on the outstanding Class A principal balance, the Class B-1 adjusted principal balance, and the Class B-2 adjusted principal balance as applicable, will initially accrue from the Closing Date and thereafter from the most recent Payment Date on which interest has been paid, in each case, to but excluding the following Payment Date.

                           The adjusted principal balance of any of the Class B-1 and Class B-2 Certificates is the principal balance less any liquidation loss principal amounts allocated to that Class.

Interest Shortfalls
And Carryovers:            If the Amount Available on any Payment Date is
                           insufficient to make the full distributions of interest to a class of Offered Certificates, the Amount Available remaining after payments with a higher payment priority are made will be distributed pro rata among the certificates comprising such class
                           (the Class A Certificates being treated as a single class for this purpose). Any interest due but unpaid from a prior Payment Date will also be due on the next Payment Date, together with accrued interest thereon at the applicable pass-through rate to the extent legally permissible.

                           Draws previously made under the insurance policy and any other amounts owed to FSA not previously reimbursed will be carried forward for reimbursement to FSA.

Available Funds
Pass-Through Rate:         The Class A-1 Certificates will bear interest at a
                           variable Pass-Through Rate calculated on an actual/360 basis. The Pass-Through Rate for the Class
                           A-1 Certificates will be floating and will equal the lesser of (i) one-month LIBOR plus the Class A-1
                           Pass-Through Margin, or (ii) the Available Funds
                           Pass-Through Rate.

                           The "Available Funds Pass-Through Rate" for any Payment Date will be a rate per annum equal to the weighted average of the Expense Adjusted Loan Rates on the then outstanding Loans. The "Expense Adjusted Loan Rate" on any Loan is equal to the then applicable home equity loan interest rate thereon, minus the Servicing Fee and the FSA insurance premium. Interest payable to the Class A-1 and Class B Certificates may be limited on any Payment Date by the Available Funds Pass-Through Rate.

Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

                             PRINCIPAL DISTRIBUTIONS
                             -----------------------

On each Payment Date after all interest is distributed to the Class A, Class B-1, and Class B-2 Certificateholders, the remaining Amount Available will be distributed to make principal distributions as follows and in the following order of priority:

     i) first, to the Class A Certificates, the Class A Formula Principal Distribution Amount;
     ii) then, to the Class B-1 Certificates, the Class B-1 Formula Principal Distribution Amount; and
     iii) then, to the Class B-2 Certificates, the Class B-2 Formula Principal Distribution Amount.

On each Payment Date, the Class A Formula Principal Distribution Amount will be distributed as follows: first, to the Class A-1 Certificates until the Class A-1 Certificate Principal Balance is reduced to zero, second to the Class A-2 Certificates until the Class A-2 Certificate Principal Balance has been reduced to zero, third to the Class A-3 Certificates until the Class A-3 Certificate Principal Balance has been reduced to zero, fourth to the Class A-4 Certificates until the Class A-4 Certificate Principal Balance has been reduced to zero, and fifth to the Class A-5 Certificates until the Class A-5 Certificate Principal Balance has been reduced to zero.

If the Amount Available on any Payment Date is insufficient to make full distributions of principal to a class of certificates, the Amount Available remaining after payments on Offered Certificates with a higher payment priority are made will be distributed pro-rata among the certificates comprising such class.

Formula Principal
Distribution Amount:       On each Payment Date will be equal to the sum of (i)
                           all scheduled payments of principal due on each outstanding loan during the related due period, (ii) the scheduled principal balance of each loan which, during the related due period, was repurchased by the Seller, (iii) all partial principal prepayments applied and all principal prepayments in full received during such due period in respect of each loan, (iv) the scheduled principal balance of each loan that became a liquidated loan during the related due period and (v) any amount described in clauses
                           (i) through (iv) above that was not previously distributed because of an insufficient amount of funds available in the certificate account and (vi) any additional amount required to reach the Target
                           Overcollateralization Amount.

Stepdown Date:             The later to occur of (A) the Payment Date in July
                           2003 and (B) the first Payment Date on which the Class A Principal Balance is less than or equal to 83.00% of the Pool Scheduled Principal Balance.

Trigger Event:             A Trigger Event will exist on any Payment Date on
                           which:

                           (i) The three month rolling average of the 90 plus day delinquencies (including foreclosures and REOs) exceeds 48.5% of the Senior Enhancement Percentage; or,

                           (ii) The Cumulative Realized Losses Test is not satisfied; or,

                           (iii)    The Rolling Loss Test is not satisfied.

Senior Enhancement
Percentage:                The Senior Enhancement Percentage for any Payment
                           Date will equal the percentage obtained by dividing:
                           (i) the excess of (A) the Pool Scheduled Principal
                           Balance over (B) Class A Principal Balance, by (ii) the Pool Scheduled Principal Balance.

Cumulative Realized
Losses Test:               The Cumulative Realized Losses Test is satisfied for
                           any Payment Date if the cumulative realized loss ratio for the loans for such Payment Date is less than or equal to the percentage set forth below for the specified period:

                                Month                    Percentage
                                -----                    ----------
                                37 - 48                     3.65%
                                49 - 60                     4.75%
                                61 - 84                     5.50%
                                85 and thereafter           6.00%

Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

                        --------------------------------

Rolling Loss Test:         The Rolling Loss Test is satisfied for any Payment
                           Date if the percentage obtained by dividing (i) the aggregate losses on the loans during the 12 months preceding a payment date, by (ii) the Pool Scheduled
                           Principal Balance at the beginning of such 12 month period, is less than the percentage set forth below at the specified period:

                                Month                    Percentage
                                -----                    ----------
                                37 - 48                     2.50%
                                49 - 72                     3.00%
                                73 - 84                     2.00%
                                85 and thereafter           1.00%

Pool Scheduled
Principal Balance:         The Pool Scheduled Principal Balance means, for any
                           Payment Date, the aggregate Scheduled Principal
                           Balance for such Payment Date of all Loans that were outstanding during the immediately preceding due period.

Class A Formula
Principal Distribution
Amount: If the Payment Date is prior to the Stepdown Date or a Trigger Event exists, the Formula Principal Distribution Amount for such Payment Date (but in no event greater than the then outstanding Class A Principal Balance). If the Payment Date is on or after the Stepdown Date and no Trigger Event exists, the excess of (A) the Class A Principal Balance over
                           (B) over the lesser of (a) 83.00% of the Pool Scheduled Principal Balance or (b) the Pool Scheduled Principal Balance less 2.0% of the Pool Scheduled Principal Balance as of the Cut-off Date.

Class B-1 Formula
Principal Distribution
Amount: If the Payment Date is (A) prior to the Stepdown Date or (B) on or after the Stepdown Date and a Trigger Event exists, the Formula Principal Distribution Amount less the Class A Formula Principal Distribution Amount (but in no event more than the then outstanding Class B-1 Principal Balance). If the Payment Date is on or after the Stepdown Date and no Trigger Event exists, the excess (but in no event more than the then outstanding Class B-1 Principal Balance) of (i) the sum of (A) the Class A Principal Balance and (B) the Class B-1 Adjusted Principal Balance minus the amount of principal actually distributed on such Payment Date on the Class A Certificates over (ii) the lesser of (a) 84.20% of the Pool Scheduled Principal Balance or (b) the Pool Scheduled Principal Balance less 2.0% of the Pool Scheduled Principal Balance as of the Cut-off Date.

Class B-2 Formula
Principal Distribution
Amount: If the Payment Date is (A) prior to the Stepdown Date or (B) on or after the Stepdown Date and a Trigger Event exists, the Formula Principal Distribution Amount less the sum of the Class A Formula Principal Distribution Amount and the Class B-1 Formula Principal Distribution Amount (but in no event greater than the then outstanding Class B-2 Principal Balance). If the Payment Date is on or after the Stepdown Date and no Trigger Event exists, the excess (but in no event more than the then outstanding Class B-2 Principal Balance) of (i) the sum of the Class A Principal Balance, the Class B-1 Adjusted Principal Balance and the Class B-2 Adjusted Principal Balance minus the amount of principal actually distributed on such Payment Date on the Class A and the Class B-1 Certificates over (ii) the lesser of (a) 96.00% of the Pool Scheduled Principal Balance or (b) the Pool Scheduled Principal Balance less 2.0% of the Pool Scheduled Principal Balance as of the Cut-off Date.

Overcollateralization:     There will be initial overcollateralization of
                           approximately 0.0% building to the Target
                           Overcollateralization Amount (as described herein).

                           The Certificateholders will be entitled to receive additional distributions in respect of principal on each Payment Date to the extent there is any amount available remaining after payment of all interest and principal on the Certificates, the Monthly Servicing Fee to the Servicer, and the FSA insurance fee for such Payment Date, until the overcollateralization amount equals the Target Overcollateralization Amount. Such additional distributions in respect of principal will be paid in accordance with the distribution priorities described herein and in the Prospectus Supplement.

Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

                        --------------------------------

Target
Overcollateralization
Amount: If an Overcollateralization Trigger Event does not exist, the Target Overcollateralization Amount will equal 2.00% of the sum of (A) the aggregate Cut-off Date principal balance of Loans included in the Trust as of the Closing Date and (B) the amount on deposit in the Pre-Funding Account on the Closing Date.

                           If an Overcollateralization Trigger Event exists, the Target Overcollateralization Amount will equal the greater of (i) 2.00% of the sum of (A) the aggregate Cut-off Date principal balance of Loans included in the Trust as of the Closing Date and (B) the amount on deposit in the Pre-Funding Account on the Closing Date, or (ii) the aggregate principal balance of all 90 day and over delinquent loans (including foreclosures and REOs) minus the current balance of the subordinate certificates.

Overcollateralization
Trigger Event:             An Overcollateralization Trigger Event will exist on
                           any Payment Date on which:

                           (i) The three month rolling average of the 90 plus day delinquencies (including foreclosures and REOs) exceeds 50% of the Senior Enhancement Percentage; or,

                           (ii) The Overcollateralization Cumulative Realized Losses Test is not satisfied; or,

                           (iii) The Overcollateralization Rolling Loss Test is not satisfied.

Overcollateralization
Cumulative Realized
Losses Test:               The Overcollateralization Cumulative Realized Losses
                           Test is satisfied for any Payment Date if the cumulative realized loss ratio for the loans for such Payment Date is less than or equal to the percentage set forth below for the specified period:

                                Month                    Percentage
                                -----                    ----------
                                1 - 12                      1.95%
                                13 - 24                     2.70%
                                25 - 36                     4.65%
                                37 - 48                     5.50%
                                49 - 84                     5.75%
                                85 and thereafter           6.25%

Overcollateralization
Rolling Loss Test:         The Overcollateralization Rolling Loss Test is
                           satisfied for any Payment Date if the percentage obtained by dividing (i) aggregate losses on the loans during the 12 months preceding a payment date, by (ii) the Pool Scheduled Principal Balance at the beginning of such 12 month period is less than the percentage set forth below at the specified period:

                                Month                    Percentage
                                -----                    ----------
                                1 - 24                      1.25%
                                25 - 36                     1.75%
                                37 - 48                     2.75%
                                49 - 72                     3.25%
                                73 - 84                     2.25%
                                85 and thereafter           1.25%

Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

                        --------------------------------

Subordination
Percentage:                Credit enhancement with respect to the Certificates
                           will be provided by subordination,
                           overcollateralization, and, with respect to the Class
                           A Certificates, the FSA insurance policy.

                                Initial Subordination:
                                ----------------------
                                Class                    Percent
                                -----                    -------
                                A                        6.50%
                                B-1                      5.90%
                                B-2                      0.00%

                                After Stepdown Date:
                                --------------------
                                Class                    Target Percent
                                -----                    --------------
                                A                        17.00%
                                B-1                      15.80%
                                B-2                       4.00%

FSA Insurance Policy:      FSA will issue a financial guaranty certificate
                           insurance policy pursuant to which it will irrevocably and unconditionally guarantee the timely payment of interest and ultimate payment of principal on the Class A Certificates.

Servicer Termination
Rights: FSA will have the right but not the obligation to terminate the Servicer in the event that the Servicer is in default under the terms of the Pooling and Servicing Agreement, or if the Servicer Termination Delinquency Test, Servicer Termination Cumulative Realized Losses Test, or Servicer Termination Rolling Loss Test are not satisfied.

Servicer Termination
Delinquency Test:          The Servicer Termination Delinquency Test is
                           satisfied for any Payment Date if the three month rolling average of the 90 plus day delinquencies
                           (including foreclosures and REOs) exceeds 52% of the Senior Enhancement Percentage.

Servicer Termination
Cumulative Loss Test:      The Servicer Termination Cumulative Loss Test is
                           satisfied for any Payment Date if the cumulative realized loss ratio for the loans for such Payment
                           Date is less than or equal to the percentage set forth below for the specified period:

                                Month                    Percentage
                                -----                    ----------
                                1 - 12                      2.25%
                                13 - 24                     3.00%
                                25 - 36                     4.25%
                                37 - 48                     4.75%
                                49 - 60                     3.25%
                                61 and thereafter           6.00%

Servicer Termination
Rolling Loss Test:         The Servicer Termination Rolling Loss Test is
                           satisfied for any Payment Date if the percentage obtained by dividing (i) aggregate losses on the loans during the 12 months preceding a Payment Date, by (ii) the Pool Scheduled Principal Balance at the beginning of such 12 month period is less than or equal to the percentage set forth below for the specified period:

                                Month                    Percentage
                                -----                    ----------
                                1 - 24                      1.50%
                                25 - 36                     2.00%
                                37 - 48                     3.00%
                                49 - 72                     3.50%
                                73 - 84                     2.50%
                                85 and thereafter           1.50%

Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

                        --------------------------------

Losses on Liquidated
Loans: If net liquidation proceeds from liquidated loans in the respective collection period are less than the scheduled principal balance of such liquidated loans plus accrued and unpaid interest thereon, the deficiency (a "Liquidation Loss Amount") will be absorbed first by the Class C Certificateholders, then by the Servicing Fee otherwise payable to the Servicer (as long as Conseco Finance is the Servicer), then by a reduction in the overcollateralization amount, if any, then by the Class B-2 Certificateholders, then by the Class B-1 Certificateholders, and then by the FSA financial guaranty certificate insurance policy.

Purchase Option
Auction Sale:              Beginning on the Payment Date when the scheduled
                           principal balance of the loans is less than 20% of the Cut-off Date Pool Principal Balance of the loans, the holder of the Class C Certificates will have the right to repurchase all of the outstanding loans, at a price sufficient to pay the aggregate unpaid principal balance of the certificates and all accrued and unpaid interest thereon.

                           If the holder of the Class C Certificates does not exercise this Purchase Option, then on the next Payment Date the Trustee will begin an auction process to sell the loans and the other trust assets, but the Trustee cannot sell the trust assets and liquidate the trust unless the proceeds of that sale are sufficient to pay the aggregate unpaid principal balance of the certificates and all accrued and unpaid interest thereon. If the first auction of the trust property is not successful because the highest bid received is too low, then the Trustee will conduct an auction of the loans every third month thereafter, unless and until an acceptable bid is received for the trust property.

                           If the Purchase Option is not exercised by the holder of the Class C Certificates, excess cashflow after all payments of interest and principal due on all certificates and payment of monthly servicing fee are made will be used to paydown principal as follows:

                           (i) first, to the Class A Certificates pro rata until the principal balance of the Class A Certificates is reduced to zero,

                           (ii) second, to the Class B-1 Certificates and the Class B-2 Certificates, pro-rata based on the outstanding principal balance, until the related certificate principal balances of the Class B Certificates are reduced to zero.

Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

                       DESCRIPTION OF THE INITIAL LOANS
                       --------------------------------

                                     Summary

--------------------------------------------------------------------------------------------------------------------------
                                                                      Total                 Minimum             Maximum
                                                                      -----                 -------             -------
Statistical Calculation Date Aggregate Principal Balance         $ 421,030,597.20
Number of Loans                                                             6,982
Average Original Loan Balance                                         $ 60,491.26           $7,600.00        $ 364,641.95
Average Current Loan Balance                                          $ 60,302.29          $ 7,589.76        $ 364,281.32
Weighted Average Combined LTV                                              89.88%               5.71%             100.00%
Weighted Average Gross Coupon                                              12.57%               7.10%              21.74%
Weighted Average Remaining Term to Maturity (months)                          284                  45                 360
Weighted Average Original Term (months)                                       286                  48                 360
Weighted Average FICO Credit Score                                            625
Weighted Average Debt to Income Ratio                                       42.8%
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                            Percent of Cut-Off
                                                          Date Principal Balance
                                                          ----------------------
     Fully Amortizing Loans                                         75.2%
     Balloon Home Equity Loans                                      24.8%

     Lien Position
         First                                                      75.6%
         Second                                                     24.1%
         Third                                                       0.3%

     Property Type
         Single Family                                              92.4%
         Manufactured                                                5.2%
         Condominium                                                 0.9%

     Occupancy Status
         Primary                                                    97.9%
         Investment                                                  2.1%

     Geographic Distribution*
         California                                                 10.6%
         New York                                                    6.2%
         Florida                                                     5.7%
         Michigan                                                    5.6%

     Credit Grade
         A-1                                                        56.7%
         A-2                                                        20.5%
         B                                                          17.6%
         C                                                           4.1%
         D                                                           1.0%

     Delinquency
         0 - 29 Days                                                98.0%
         30 - 59 Days                                                2.0%

--------------------------------------------------------------------------------
*No other state constitutes more than 5.0% of the initial collateral pool.

Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

                    -----------------------------------------

-------------------------------------------------------------------------------------------------------------------
                             GEOGRAPHIC DISTRIBUTION

                                Number of Loans         Aggregate Principal              % of Outstanding
                                   as of the         Balance Outstanding as of        Principal Balance as of
                                  Statistical             the Statistical                 the Statistical
State or Territory             Calculation Date          Calculation Date               Calculation Date (1)
-------------------------------------------------------------------------------------------------------------------
Alabama                                250            $    15,006,449.50                        3.56%
Arkansas                                70                  4,345,046.75                        1.03
Arizona                                151                  7,380,003.51                        1.75
California                             596                 44,568,109.83                       10.59
Colorado                               162                 10,715,799.79                        2.55
Connecticut                            168                  9,825,687.71                        2.33
Washington D.C.                         15                    721,765.47                        0.17
Delaware                                29                  1,996,423.46                        0.47
Florida                                337                 24,062,206.92                        5.72
Georgia                                231                 15,698,276.09                        3.73
Iowa                                   144                  7,555,157.50                        1.79
Idaho                                   42                  2,564,411.62                        0.61
Illinois                               252                 13,068,035.05                        3.10
Indiana                                141                  7,633,707.59                        1.81
Kansas                                 131                  6,566,056.38                        1.56
Kentucky                                85                  4,571,660.33                        1.09
Louisiana                              132                  7,616,932.33                        1.81
Massachusetts                          133                  7,411,187.09                        1.76
Maryland                               152                  9,176,041.46                        2.18
Maine                                   37                  1,547,726.02                        0.37
Michigan                               417                 23,479,423.40                        5.58
Minnesota                              151                  8,648,305.97                        2.05
Missouri                               247                 13,863,327.08                        3.29
Mississippi                             89                  4,723,438.41                        1.12
Montana                                 18                    874,435.91                        0.21
North Carolina                         240                 15,989,580.05                        3.80
North Dakota                            21                    829,292.92                        0.20
Nebraska                                84                  5,352,047.62                        1.27
New Hampshire                           18                  1,092,615.38                        0.26
New Jersey                             111                  6,491,230.44                        1.54
New Mexico                              29                  2,340,187.14                        0.56
Nevada                                  85                  4,945,427.78                        1.17
New York                               443                 26,118,742.07                        6.20
Ohio                                   253                 14,654,977.00                        3.48
Oklahoma                               104                  5,532,518.95                        1.31
Oregon                                  53                  3,234,695.57                        0.77
Pennsylvania                           365                 17,574,360.67                        4.17
Rhode Island                            38                  2,290,062.71                        0.54
South Carolina                         134                  8,025,063.20                        1.91
South Dakota                            33                  1,979,897.53                        0.47
Tennessee                              127                  9,056,387.92                        2.15
Utah                                    31                  1,509,659.66                        0.36
Virginia                               260                 15,403,512.85                        3.66
Vermont                                 21                  1,023,024.19                        0.24
Washington                             129                 11,429,640.47                        2.71
Wisconsin                              105                  5,682,877.98                        1.35
West Virginia                           44                  2,485,237.30                        0.59
Wyoming                                 74                  4,369,942.63                        1.04
-------------------------------------------------------------------------------------------------------------------
Total:                               6,982            $   421,030,597.20                      100.00%

(1)  Percentages may not add to 100% due to rounding.


Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

                    -----------------------------------------

-------------------------------------------------------------------------------------------------------------------
                        ORIGINAL LOAN AMOUNT DISTRIBUTION

                                 Number of Loans        Aggregate Principal               % of Outstanding
Range of                            as of the        Balance Outstanding as of         Principal Balance as of
Original                           Statistical            the Statistical                 the Statistical
Loan Amount                     Calculation Date         Calculation Date                Calculation Date (1)
-------------------------------------------------------------------------------------------------------------------
Less than 10,000                         2              $      17,260.05                           *
10,000 - 19,999                      1,007                 14,844,439.61                        3.53%
20,000 - 29,999                      1,116                 27,320,724.62                        6.49
30,000 - 39,999                        868                 29,722,753.37                        7.06
40,000 - 49,999                        671                 29,755,341.42                        7.07
50,000 - 59,999                        630                 34,247,551.78                        8.13
60,000 - 69,999                        523                 33,738,965.47                        8.01
70,000 - 79,999                        422                 31,389,697.28                        7.46
80,000 - 89,999                        348                 29,208,536.10                        6.94
90,000 - 99,999                        274                 25,828,281.62                        6.13
100,000 - 109,999                      217                 22,586,180.79                        5.36
110,000 - 119,999                      181                 20,731,843.14                        4.92
120,000 - 129,999                      149                 18,567,635.45                        4.41
130,000 - 139,999                      124                 16,534,957.80                        3.93
140,000 - 149,999                       84                 12,056,743.60                        2.86
150,000 - 159,999                       75                 11,576,317.70                        2.75
160,000 - 169,999                       45                  7,386,071.97                        1.75
170,000 - 179,999                       45                  7,816,871.11                        1.86
180,000 - 189,999                       27                  4,959,640.47                        1.18
190,000 - 199,999                       34                  6,575,319.26                        1.56
200,000 - 209,999                       20                  4,070,786.73                        0.97
210,000 - 219,999                       15                  3,209,490.09                        0.76
220,000 - 229,999                       17                  3,812,938.72                        0.91
230,000 - 239,999                       10                  2,327,378.06                        0.55
240,000 - 249,999                        5                  1,219,771.57                        0.29
250,000 - 259,999                        6                  1,531,125.97                        0.36
260,000 - 269,999                       13                  3,417,560.69                        0.81
270,000 - 279,999                       11                  3,013,685.13                        0.72
280,000 - 289,999                        6                  1,718,504.57                        0.41
290,000 - 299,999                        8                  2,340,609.41                        0.56
300,000 - 309,999                        7                  2,134,451.19                        0.51
310,000 - 319,999                        4                  1,266,413.62                        0.30
320,000 - 329,999                        5                  1,612,830.30                        0.38
330,000 - 339,999                        5                  1,672,547.94                        0.40
340,000 - 349,999                        1                    349,432.47                        0.08
Greater than or equal to 350,000         7                  2,467,938.13                        0.59
-------------------------------------------------------------------------------------------------------------------
Total:                               6,982            $   421,030,597.20                      100.00%

*    Indicates an amount greater than 0.00% but less than 0.005%
(1)  Percentages may not add to 100% due to rounding.


Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

                    -----------------------------------------

-------------------------------------------------------------------------------------------------------------------
                           INTEREST RATE DISTRIBUTION

                               Number of Loans         Aggregate Principal                % of Outstanding
Range of Home                    as of the            Balance Outstanding as           Principal Balance as of
Equity Loan                     Statistical             of the Statistical                 the Statistical
Interest Rates                Calculation Date          Calculation Date                 Calculation Date (1)
-------------------------------------------------------------------------------------------------------------------
7.000 - 7.999                           8               $     941,354.60                        0.22%
8.000 - 8.999                          35                   5,175,982.75                        1.23
9.000 - 9.999                         226                  29,039,967.58                        6.90
10.000 - 10.999                       481                  48,087,155.01                       11.42
11.000 - 11.999                       988                  82,510,863.39                       19.60
12.000 - 12.999                     1,574                 114,994,479.52                       27.31
13.000 - 13.999                     1,175                  55,013,645.94                       13.07
14.000 - 14.999                     1,394                  50,529,161.64                       12.00
15.000 - 15.999                       664                  22,973,300.55                        5.46
16.000 - 16.999                       246                   7,080,334.07                        1.68
17.000 - 17.999                       119                   2,998,134.78                        0.71
18.000 - 18.999                        41                   1,158,948.23                        0.28
19.000 - 19.999                        25                     423,473.16                        0.10
20.000 - 20.999                         4                      80,826.46                        0.02
21.000 - 21.999                         2                      22,969.52                        0.01
-------------------------------------------------------------------------------------------------------------------
Total:                              6,982             $   421,030,597.20                      100.00%

(1)  Percentages may not add to 100% due to rounding.


-------------------------------------------------------------------------------------------------------------------
                          REMAINING MONTHS TO MATURITY

                             Number of Loans         Aggregate Principal                 % of Outstanding
Range of                        as of the            Balance Outstanding             Principal Balance as of
Remaining Months               Statistical          as of the Statistical                the Statistical
to Maturity                  Calculation Date         Calculation Date                 Calculation Date (1)
-------------------------------------------------------------------------------------------------------------------
31 - 60                                70              $    1,449,644.31                        0.34%
61 - 90                                47                   1,396,179.51                        0.33
91 - 120                              488                  14,863,988.70                        3.53
121 - 150                              52                   2,186,582.65                        0.52
151 - 180                           1,100                  46,430,234.51                       11.03
181 - 210                              12                     619,026.66                        0.15
211 - 240                           2,317                 112,500,393.03                       26.72
241 - 270                               4                     225,790.76                        0.05
271 - 300                           1,081                  72,457,295.18                       17.21
301 - 330                               6                     429,806.69                        0.10
331 - 360                           1,805                 168,471,655.20                       40.01
-------------------------------------------------------------------------------------------------------------------
Total:                              6,982             $   421,030,597.20                      100.00%

(1)  Percentages may not add to 100% due to rounding.

Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

                    -----------------------------------------

-------------------------------------------------------------------------------------------------------------------
                                  LIEN POSITION

                               Number of Loans         Aggregate Principal                % of Outstanding
                                  as of the            Balance Outstanding             Principal Balance as of
                                 Statistical          as of the Statistical               the Statistical
Lien                          Calculation Date          Calculation  Date               Calculation Date (1)
-------------------------------------------------------------------------------------------------------------------
First                               3,820             $   318,313,974.58                       75.60%
Second                              3,119                 101,658,299.18                       24.15
Third                                  43                   1,058,323.44                        0.25
-------------------------------------------------------------------------------------------------------------------
Total:                              6,982             $   421,030,597.20                      100.00%

(1)  Percentages may not add to 100% due to rounding.

-------------------------------------------------------------------------------------------------------------------
                          COMBINED LOAN-TO-VALUE RATIO

                                Number of Loans         Aggregate Principal               % of Outstanding
                                   as of the            Balance Outstanding           Principal Balance as of
Range of Combined                 Statistical          as of the Statistical              the Statistical
Loan-to-Value Ratios           Calculation Date         Calculation Date                Calculation Date (1)
-------------------------------------------------------------------------------------------------------------------
5.01 - 10.00                            4               $      67,897.00                        0.02%
10.01 - 15.00                           4                      79,503.36                        0.02
15.01 - 20.00                          14                     372,279.25                        0.09
20.01 - 25.00                          16                     459,803.12                        0.11
25.01 - 30.00                          21                     664,195.83                        0.16
30.01 - 35.00                          28                     908,416.28                        0.22
35.01 - 40.00                          28                     919,722.97                        0.22
40.01 - 45.00                          44                   1,516,317.09                        0.36
45.01 - 50.00                          59                   2,440,039.16                        0.58
50.01 - 55.00                          44                   1,939,330.52                        0.46
55.01 - 60.00                          87                   3,569,228.91                        0.85
60.01 - 65.00                         110                   5,207,806.40                        1.24
65.01 - 70.00                         174                   8,762,729.59                        2.08
70.01 - 75.00                         245                  11,981,373.43                        2.85
75.01 - 80.00                         427                  23,284,028.83                        5.53
80.01 - 85.00                         674                  38,255,977.11                        9.09
85.01 - 90.00                       1,179                  69,729,167.83                       16.56
90.01 - 95.00                       1,904                 123,533,917.60                       29.34
95.01 - 100.00                      1,920                 127,338,862.92                       30.24
-------------------------------------------------------------------------------------------------------------------
Total:                              6,982             $   421,030,597.20                      100.00%

(1)  Percentages may not add to 100% due to rounding.

Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

                    -----------------------------------------

-------------------------------------------------------------------------------------------------------------------
                               YEAR OF ORIGINATION

                                Number of Loans         Aggregate Principal         % of Outstanding Principal
                                   as of the         Balance Outstanding as of     Balance as of the Statistical
Year of Origination               Statistical       the Statistical Calculation        Calculation Date (1)
                               Calculation Date                Date
-------------------------------------------------------------------------------------------------------------------
1989                                     1              $      12,110.41                          *
1995                                     3                     57,316.89                       0.01%
1996                                     2                    116,532.88                       0.03
1997                                     8                    237,330.16                       0.06
1998                                    16                    734,699.88                       0.17
1999                                   293                 15,471,574.11                       3.67
2000                                 6,659                404,401,032.87                      96.05
-------------------------------------------------------------------------------------------------------------------
Total:                               6,982            $   421,030,597.20                     100.00%

*    Indicates an amount greater than 0.00% but less than 0.005%
(1)  Percentages may not add to 100% due to rounding.


--------------------------------------------------------------------------------
                   Assumed Additional Loan Characteristics
--------------------------------------------------------------------------------
      Cut-off Date Pool   Wtd. Avg.     Wtd. Avg.   Wtd. Avg. Orig   Wtd. Avg.
Pool  Principal Balance   Loan Rate     WAM (Mo)       Term (Mo)    Amort Term
--------------------------------------------------------------------------------
  1    81,454,944.56        12.270         215            215           359

  2    13,792,796.03        13.355         111            111           111

  3    37,911,580.29        12.990         178            178           178

  4    88,266,470.00        13.136         240            240           240

  5   107,543,611.93        12.078         328            328           328
--------------------------------------------------------------------------------
      328,969,402.80

                     Assumed Subsequent Loan Characteristics
--------------------------------------------------------------------------------
      Cut-off Date Pool   Wtd. Avg.     Wtd. Avg.   Wtd. Avg. Orig   Wtd. Avg.
Pool  Principal Balance   Loan Rate     WAM (Mo)       Term (Mo)    Amort Term
--------------------------------------------------------------------------------
  1    57,416,283.17        12.270         215            215           359

  2    11,169,288.17        13.355         111            111           111

  3    31,855,967.20        12.990         178            178           178

  4    64,637,413.33        13.136         240            240           240

  5    84,921,048.13        12.078         328            328           328
--------------------------------------------------------------------------------
      250,000,000.00
--------------------------------------------------------------------------------

Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

                       PREPAYMENT SCENARIOS - TO 20% CALL
                       ----------------------------------

                                                                   -------------------
                                                                        Pricing
---------------------------------------------------------------------------------------------------------------------------
PPC                                  75%               100%               125%              150%               175%
---------------------------------------------------------------------------------------------------------------------------
A-1 (To Call)
Average Life (yrs.)                  1.43              1.16               1.00              0.89               0.80
First - Last Payment Date        07/00-04/03        07/00-08/02       07/00-04/02        07/00-01/02       07/00-11/01
Payment Windows (mos.)           1 - 34 (34)        1 - 26 (26)       1 - 22 (22)        1 - 19 (19)       1 - 17 (17)

A-2 (To Call)
Average Life (yrs.)                  3.08              2.42               2.00              1.72               1.51
First - Last Payment Date        04/03-11/03        08/02-02/03       04/02-09/02        01/02-05/02       11/01-02/02
Payment Windows (mos.)           34 - 41 (8)        26 - 32 (7)       22 - 27 (6)        19 - 23 (5)       17 - 20 (4)

A-3 (To Call)
Average Life (yrs.)                  4.76              3.69               3.00              2.50               2.15
First - Last Payment Date        11/03-12/06        02/03-07/05       09/02-07/04        05/02-11/03       02/02-03/03
Payment Windows (mos.)           41 - 78 (38)      32 - 61 (30)       27 - 49 (23)      23 - 41 (19)       20 - 33 (14)

A-4 (To Call)
Average Life (yrs.)                  8.01              6.20               5.00              4.18               3.50
First - Last Payment Date        12/06-08/09        07/05-08/07       07/04-03/06        11/03-04/05       03/03-07/04
Payment Windows (mos.)          78 - 110 (33)      61 - 86 (26)       49 - 69 (21)      41 - 58 (18)       33 - 49 (17)

A-5 (To Call)
Average Life (yrs.)                  9.13              7.13               5.71              4.80               4.05
First - Last Payment Date        08/09-08/09        08/07-08/07       03/06-03/06        04/05-04/05       07/04-07/04
Payment Windows (mos.)          110 - 110 (1)       86 - 86 (1)       69 - 69 (1)        58 - 58 (1)       49 - 49 (1)

B-1 (To Call)
Average Life (yrs.)                  7.51              5.83               4.71              4.05               3.65
First - Last Payment Date        12/04-08/09        12/03-08/07       07/03-03/06        08/03-04/05       09/03-07/04
Payment Windows (mos.)          54 - 110 (57)      42 - 86 (45)       37 - 69 (33)      38 - 58 (21)       39 - 49 (11)

B-2 (To Call)
Average Life (yrs.)                  6.96              5.40               4.38              3.78               3.43
First - Last Payment Date        12/04-08/09        12/03-08/07       07/03-03/06        07/03-04/05       07/03-07/04
Payment Windows (mos.)          54 - 110 (57)      42 - 86 (45)       37 - 69 (33)      37 - 58 (22)       37 - 49 (13)
                                                                   -------------------

Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

                       PREPAYMENT SCENARIOS - TO MATURITY
                       ----------------------------------

                                                                   -------------------
                                                                        Pricing
---------------------------------------------------------------------------------------------------------------------------
PPC                                  75%               100%               125%              150%               175%
---------------------------------------------------------------------------------------------------------------------------
A-1 (To Maturity)
Average Life (yrs.)                  1.43              1.16               1.00              0.89               0.80
First - Last Payment Date        07/00-04/03        07/00-08/02       07/00-04/02        07/00-01/02       07/00-11/01
Payment Windows (mos.)           1 - 34 (34)        1 - 26 (26)       1 - 22 (22)        1 - 19 (19)       1 - 17 (17)

A-2 (To Maturity)
Average Life (yrs.)                  3.08              2.42               2.00              1.72               1.51
First - Last Payment Date        04/03-11/03        08/02-02/03       04/02-09/02        01/02-05/02       11/01-02/02
Payment Windows (mos.)           34 - 41 (8)        26 - 32 (7)       22 - 27 (6)        19 - 23 (5)       17 - 20 (4)

A-3 (To Maturity)
Average Life (yrs.)                  4.76              3.69               3.00              2.50               2.15
First - Last Payment Date        11/03-12/06        02/03-07/05       09/02-07/04        05/02-11/03       02/02-03/03
Payment Windows (mos.)           41 - 78 (38)      32 - 61 (30)       27 - 49 (23)      23 - 41 (19)       20 - 33 (14)

A-4 (To Maturity)
Average Life (yrs.)                  8.38              6.45               5.20              4.28               3.56
First - Last Payment Date        12/06-11/14        07/05-04/12       07/04-05/10        11/03-01/09       03/03-11/07
Payment Windows (mos.)          78 - 173 (96)      61 - 142 (82)     49 - 119 (71)      41 - 103 (63)      33 - 89 (57)

A-5 (To Maturity)
Average Life (yrs.)                 11.58              9.27               7.63              6.53               5.65
First - Last Payment Date        09/09-11/14        09/07-04/12       04/06-05/10        05/05-01/09       08/04-11/07
Payment Windows (mos.)          111 - 173 (63)     87 - 142 (56)     70 - 119 (50)      59 - 103 (45)      50 - 89 (40)

B-1 (To Maturity)
Average Life (yrs.)                  9.57              7.58               6.21              5.28               4.71
First - Last Payment Date        12/04-05/15        12/03-09/12       07/03-09/10        08/03-04/09       09/03-02/08
Payment Windows (mos.)          54 - 179 (126)    42 - 147 (106)     37 - 123 (87)      38 - 106 (69)      39 - 92 (54)

B-2 (To Maturity)
Average Life (yrs.)                  7.82              6.03               4.87              4.10               3.65
First - Last Payment Date        12/04-05/15        12/03-09/12       07/03-09/10        07/03-04/09       07/03-02/08
Payment Windows (mos.)          54 - 179 (126)    42 - 147 (106)     37 - 123 (87)      37 - 106 (70)      37 - 92 (56)
                                                                   -------------------


Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.


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